UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

IAA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38580	83-1030538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Westbrook Corporate Center, Suite 500 Westchester, Illinois		60154
(Address of principal executive offices)		(Zip code)

(708) 492-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IAA	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

Separation-Related Agreements

On June 27, 2019, IAA, Inc. (f/k/a IAA Spinco Inc.) (“IAA”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with KAR Auction Services, Inc. (“KAR”) that sets forth, among other things, certain agreements between IAA and KAR regarding the principal transactions necessary to effect the separation of IAA from KAR and the distribution (as described below). On June 27, 2019, in connection with the completion of the separation and distribution, IAA entered into certain other agreements with KAR as contemplated by the Separation and Distribution Agreement that provide for the separation and allocation between IAA and KAR of the assets, employees, liabilities and obligations of KAR and its subsidiaries attributable to periods prior to, at and after IAA’s separation from KAR and govern the relationship between IAA and KAR subsequent to the completion of the separation and distribution. These agreements include:

•	a Transition Services Agreement;

•	a Tax Matters Agreement; and

•	an Employee Matters Agreement.

A description of certain material terms and conditions of these agreements can be found in IAA's information statement, dated June 14, 2019 (the “Information Statement”), which is included as Exhibit 99.1 to this Form 8-K, under the section entitled “Certain Relationships and Related Person Transactions.” These summaries are incorporated by reference into this Item 1.01. The description of the agreements set forth under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Prior to the completion of the separation and distribution, IAA was a wholly owned subsidiary of KAR. Effective as of 12:01 a.m., Eastern Daylight Time (“EDT”), on June 28, 2019, the distribution date, KAR distributed all of the issued and outstanding shares of IAA common stock to KAR’s common stockholders of record as of 5:00 pm EDT on June 18, 2019, the record date for the distribution, on a pro rata basis. On the distribution date, each KAR common stockholder of record received one share of IAA common stock for every one share of KAR common stock held by such stockholder as of the record date. As a result of the distribution, KAR does not retain any ownership interest in IAA. The separation and distribution resulted in IAA becoming an independent, publicly traded company, trading on the New York Stock Exchange under the symbol “IAA.” The description of the separation and distribution set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On June 27, 2019, each of John P. Larson, Brian Bales, Bill Breslin, Lynn Jolliffe, Peter Kamin, Olaf Kastner and John W. Kett was appointed as a director of IAA. Sue Gove was previously appointed as a director of IAA and will continue to serve as a director after the distribution. Mr. Larson was appointed as chairman of the board of directors.

IAA’s board of directors initially will be divided into three classes, each comprised of three directors. The directors designated as Class I directors have terms expiring at the first annual meeting of stockholders following the distribution, which IAA expects to hold in 2020. The directors designated as Class II directors have terms expiring at the 2021 annual meeting of stockholders, and the directors designated as Class III directors will have terms expiring at the 2022 annual meeting of stockholders. Upon the expiration of the initial term of each class of directors, the directors of such class will thereafter stand for election annually, such that, commencing with the 2022 annual meeting of stockholders, IAA’s board of directors will no longer be divided into classes. The Class I directors are Messrs. Kett and Kamin and Ms. Jolliffe; the Class II directors are Messrs. Breslin, Bales and Kastner; and the Class III directors are Ms. Gove and Mr. Larson.

Biographical information on each of IAA’s directors can be found in IAA’s Information Statement under the section entitled “Management—Board Following the Distribution,” which is incorporated by reference into this Item 5.02.

Effective June 27, 2019, IAA’s board of directors has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Ms. Gove and Messrs. Bales and Kamin have been appointed as members of the Audit Committee of the board of directors, and Ms. Gove has been appointed as the Chair of the Audit Committee. Ms. Jolliffe and Messrs. Breslin and Kastner have been appointed as members of the Compensation Committee of the board of directors, and Ms. Jolliffe has been appointed as the Chair of the Compensation Committee. Ms. Jolliffe and Messrs. Kamin and Breslin have been appointed as members of the Nominating and Corporate Governance Committee of the board of directors, and Mr. Kamin has been appointed as the Chair of the Nominating and Corporate Governance Committee.

In connection with their appointment to IAA’s board of directors, each of the non-employee directors will be entitled to receive cash and equity compensation as described in IAA’s Information Statement under the section entitled “Director Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

All persons serving as directors of IAA prior to June 27, 2019, other than Ms. Gove, resigned effective June 27, 2019.

Resignation and Appointment of Officers

On June 27, 2019, the following persons were designated as officers of IAA:

Name	Title

John W. Kett	President and Chief Executive Officer

Tim O’Day	President, U.S. Operations

Vance C. Johnston	Executive Vice President, Chief Financial Officer and Treasurer

Sidney Peryar	Executive Vice President, Chief Legal Officer and Secretary

Maju P. Abraham	Senior Vice President and Chief Information Officer

Biographical information on each, and compensation information for Messrs. Kett, O’Day, Peryar and Abraham, can be found in IAA’s Information Statement under the sections entitled “Management—Executive Officers Following the Distribution,” “Compensation Discussion and Analysis” and “Executive Compensation,” which are incorporated by reference into this Item 5.02.

All other persons serving as an officer of IAA prior to June 27, 2019, resigned or were removed effective June 27, 2019.

Approval of Compensation Plans

2019 Omnibus Stock and Incentive Plan

In connection with the completion of the distribution, the board of directors approved the IAA, Inc. 2019 Omnibus Stock and Incentive Plan (as amended, the “2019 OSIP”). The 2019 OSIP was also approved by KAR as IAA’s sole stockholder.  A general description of the key terms of the 2019 OSIP can be found in IAA’s Information Statement under the section entitled “Compensation Discussion and Analysis—Summary of the 2019 Incentive Plan which is incorporated by reference into this Item 5.02 and certain additional key terms are set forth below. A form of the 2019 OSIP, which will qualify in its entirety the general description of the 2019 OSIP, has been filed as an exhibit to this Current Report on Form 8-K.

2019 OSIP Participants. Participants will consist of any employee, director, independent contractor or consultant of IAA or any affiliate of IAA selected by the Committee to receive awards under the 2019 OSIP, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be. As of June 28, 2019, if selected by the administrator, there would be approximately (i) 5 officers of the Company and its affiliates who would be eligible to participate in the 2019 OSIP, (ii) 3,600 non-officer employees of the Company and its affiliates who would be eligible to participate in the 2019 OSIP, (iii) 8 non-employee directors of the Company and its affiliates who would be eligible to participate in the 2019 OSIP, and (iv) 0 independent contractors and consultants of the Company and its affiliates who would be eligible to participate in the 2019 OSIP.

Shares Reserved for Awards. The number of common shares reserved and available for awards under the 2019 OSIP is 7,551,042 shares, subject to adjustment made in accordance with the 2019 OSIP. Upon the occurrence of certain corporate events that affect the common stock, including but not limited to extraordinary cash dividend, stock split, reorganization or other relevant changes in capitalization, the Committee will, in its sole discretion, make appropriate adjustments with respect to the number of shares available for grants under the 2019 OSIP, the number of shares covered by outstanding awards and the maximum number of shares that may be granted to any participant.

Individual Participant Limitations. The aggregate awards granted during any fiscal year to any single individual will not exceed: (i) 1,000,000 shares subject to options or SARs, (ii) 500,000 shares subject to restricted shares or other share-based awards and (iii) $5,000,000 with respect to any cash-based award.

Annual Director Limits. A non-employee director of IAA may not be granted awards under the 2019 OSIP during any calendar year that, when aggregated with such non-employee director’s cash fees received with respect to such calendar year, exceed $750,000 in total value.

Directors Deferred Compensation Plan

In connection with the completion of the distribution, the board of directors approved the IAA, Inc. Directors Deferred Compensation Plan (the “Director Plan”). The Director Plan was established to provide non-employee directors of IAA the opportunity to defer retainer fees and stock payments, as well as to allow IAA to administer deferred compensation liabilities it has assumed pursuant to the Employee Matters Agreement. A form of the Director Plan, which qualifies in its entirety the general description of the Director Plan, has been filed as Exhibit 10.16 to IAA’s Information Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2019, IAA amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and its by-laws (the “Amended and Restated By-laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws can be found in IAA’s Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

On June 27, 2019, the board of directors set IAA’s fiscal year to end on the last Sunday in December in each year, consisting of either 52 or 53 weeks.

Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 27, 2019, IAA’s board of directors adopted a Code of Business Conduct & Ethics, a copy of which is available on IAA’s website at www.iaai.com.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2019, KAR, in its capacity as the sole stockholder of IAA, adopted the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws.

Item 8.01 Other Events.

Press Release

On June 28, 2019, IAA issued a press release announcing the completion of the separation and distribution. A copy of the press release is attached hereto as Exhibit 99.2.

Corporate Policies and Committee Charters

In connection with the separation and distribution, effective as of June 27, 2019, IAA’s board of directors adopted Corporate Governance Guidelines. In addition, effective as of June 27, 2019, IAA’s board of directors adopted written charters for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Copies of these policies and committee charters are available on IAA’s website at www.iaai.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of June 27, 2019, by and between KAR Auction Services, Inc. and IAA, Inc.†

3.1	Amended and Restated Certificate of Incorporation of IAA, Inc., dated as of June 27, 2019.

3.2	Amended and Restated By-laws of IAA, Inc., dated as of June 27, 2019.

10.1	Transition Services Agreement, dated as of June 27, 2019, by and between KAR Auction Services, Inc. and IAA, Inc.

10.2	Tax Matters Agreement, dated as of June 27, 2019, by and between KAR Auction Services, Inc. and IAA, Inc.

10.3	Employee Matters Agreement, dated as of June 27, 2019, by and between KAR Auction Services, Inc. and IAA, Inc.

10.4	IAA, Inc. 2019 Omnibus Stock and Incentive Plan.

99.1	Information Statement of IAA, Inc., dated as of June 14, 2019. (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by IAA, Inc. with the SEC on June 14, 2019).

99.2	Press Release of IAA, Inc., dated as of June 28, 2019.

†          Certain information has been excluded from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAA, Inc.

Dated: June 28, 2019	By:	/s/ Vance C. Johnston
	Name:	Vance C. Johnston
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer